T. Rowe Price Financial Services Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2021

In the Summary Prospectus and section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective July 1, 2021, Matt Snowling will join the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Snowling joined T. Rowe Price in 2011. Effective October 1, 2021, Gabriel Solomon will step down as co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee.

In section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 1, 2021, Matt Snowling will join the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Snowling joined T. Rowe Price in 2011 and his investment experience dates from 2000. He has served as an investment analyst following financial services companies throughout the past five years. Effective October 1, 2021, Gabriel Solomon will step down as co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee.

The date of this supplement is June 30, 2021.

F117-041 6/30/21